PROFIRE ENERGY INC

Investor Presentation (2013)

September 10, 2013


PROFIRE 2100
STOP
PROFIRE

Forward-looking Statements

- This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, including without limitation, those regarding activities, events, financial results or developments that we intend, plan, expect, believe, project, forecast or anticipate will or may occur in the future. Examples of forward-looking statements include, but are not limited to, statements we make regarding the potential size of the market for our products, impacts of future legislation and regulatory action, forecasts of future performance, financial condition and results of operations, plans to expand to other markets, development of new technologies, potential acquisitions and the possibility of up-listing or cross-listing our equity securities. These statements reflect our management's current views with respect to future events, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Further, forward-looking statements are based upon assumptions of future events that may not prove to be accurate. Such assumptions and assessments are made in light of our experience and perception of historical trends, current conditions and expected future results. These statements involve known and unknown risks, uncertainties, assumptions and other factors many of which are out of our control and difficult to forecast which may cause actual results to differ materially from those that may be described or implied herein. Such factors include but are not limited to: general economic conditions; competitive factors; political, economic, and regulatory changes affecting the oil and gas industry; commodity price changes (i.e. of oil and gas) that could affect sales strategies; changes in supplier pricing or transit costs; changes in exchange rates; changes in demand for combustion management products, and various other factors, both referenced and not referenced above, and other factors that are described in our filings with the Securities and Exchange Commission (the "Commission"), including our periodic reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from those set forth in this presentation. You should not place undue reliance on any forward-looking statements and are advised to carefully review and consider the various disclosures in our filings with the Commission. Except as required by law, we neither intend nor assume any obligation to revise or update these forward-looking statements, which speak only as of their dates. We nonetheless reserve the right to make such updates from time to time by press release, periodic report or other method of public disclosure without the need for specific reference to this financial outlook. No such update shall be deemed to indicate that other statements not addressed by such update remain correct or create an obligation to provide any other updates.
- Although we report our results using US GAAP, we have included in this presentation the non-GAAP measures of Adjusted EBITDA and Adjusted EBITDA Margin because management believes these measures are commonly used by securities analysts, investors and others interested parties in the evaluation of financial performance. These non-GAAP measures have limitations as analytical tools and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. A reconciliation of non-GAAP to GAAP results is included in this presentation, which has been posted online at www.profireenergy.com.

An Introduction to Profire

Profire Energy is an oilfield technology company, specializing in burner management systems (BMS).



- Founded in 2002 in Alberta (service)
  - Public in 2008; headquarters now in Utah
  - US company
- Creates oilfield technologies
  - Specializes in burner management systems (BMS)



- Received multiple awards for growth and financial management in 2012
  - One of the 1000 fastest-growing companies in the world (International Business Times, 2012)



A Look at the Industry's Fatality Rates

U.S. Oil & Gas Fatality Rates



30
25
20
15
10
5
0
Deaths/100,000 Workers
3.8
27.5
Average US Worker
Oil & Gas Worker (operators, drilling, & service)
CDC

Cause of Death (Avg./Year)



Explosion/ Fire; 16
Transport ation; 47
Contact with Objects, 36

Where Is a BMS Used?

Profire's products are used in the upstream and midstream processes of the oil/gas industry (see red arrows).


OFFSHORE DRILLING
UP STREAM
MID STREAM
DOWN STREAM
1
1
2
3
3
4
(Oil, Gas, Water, Chemicals & Sediment)

What is a BMS?

A BMS automates inefficient and dangerous tasks with an efficient, economic system.

- A high-tech, specialized oilfield thermostat
  - Monitors, manages & reignites flame



- Controls the burner flame
  - Ignites burner flames
  - Senses flame presence and flame failure
  - Manages fuel to increase or decrease flame intensity (i.e. heat up or cool down vessel)
  - Can be managed remotely


PF1300
PROFIRE

What Does a BMS Do?

Burner-flames create the heat within combustions applications, and are an integral part of effective oil/gas production & transportation.

- A BMS uses temperature inputs to detect whether more heat is needed in the application. It then manages the fuel flow accordingly.
  - The BMS also detects whether a flame is present. If it detects a flame failure, it will reignite the flame



- The BMS monitors and manages temperature, and provides re-ignition as needed.
  - (◌ indicates where a BMS is used)



What's Driving Our Growth?

A BMS can improve company efficiency, compliance, and safety for oil/gas companies.





	With BMS	Without BMS
Economics	• The BMS quickly reignites the failed flame, and keeps the application within a temperature range set by the user. • The application can be monitored remotely. • Production continues with minimal interruption (BMS reignites flame).	• A worker must discover and reignite the extinguished burner flame. The worker then reignites the application manually. • All application monitoring is done directly, on-site. • Production can be interrupted for longer periods of time (worker reignites flame).
Safety	• The BMS assumes the risk of reignition, reducing employee accident-risk.	• Employees assume the risk of reignition, which can lead to burns/explosions.
Compliance	• The BMS can minimize gas emissions by quickly reigniting a failed flame.	• Raw gas is needlessly released into the atmosphere when flame fails.

What Does the Industry Currently Use?

Current industry methods are generally dangerous and inefficient.

- Currently, companies use pneumatic (i.e. "air-driven") systems to provide very basic temperature management
  - Requires manual re-ignition and upkeep (costly and time-consuming)
- BMS makes companies safer, more compliant, and more efficient
- Canada already requires oil/gas companies to use BMS



Profire BMS Installations*
≈ 15,000
2,000,000 +
Potential Installations
Profire Installations
*estimated

The Size of the Industry in North America

Oil and gas supply about 65% of all U.S. energy.

- US and Canada are major oil and gas producers
- There are about 1.3 mil. oil/gas wells in North America.
  - About 45,000-50,000 new wells drilled each year
- Each well could potentially use multiple BMS systems
- US projected to be world's largest oil producer by 2020 (IEA)

World's Leading Natural Gas Producers

RANK	COUNTRY	(CU M)
1	United States	611,000,000,000
2	Russia	588,900,000,000
3	European Union	182,300,000,000
4	Canada	152,300,000,000
5	Iran	138,500,000,000
6	Qatar	116,700,000,000

World's Leading Oil Producers

RANK	COUNTRY	(BBL/DAY)
1	Saudi Arabia	10,520,000
2	Russia	10,270,000
3	United States	9,688,000
4	Iran	4,252,000
5	China	4,073,000
6	Canada	3,483,000

Data drawn from US IEA, CIA, and Canadian Provincial Data

Market Overview

The large BMS market is growing quickly, and is currently served by a small handful of companies.

- Use of BMS grew quickly after Canada mandated its use through B.149.3-10
  - Sales were mostly regulatory-driven; many basic products were sold to simply fulfill regulation
- Recently, the economic and safety value of BMS has become increasingly realized within the U.S.
  - Sales have grown strongly without regulatory pressure
  - Early-stage federal regulations affecting oilfield emissions are set to take effect in 2015 ("Green Completion")*
- Market is still served by very few companies (four major players):
  - Profire Energy (US & Canada)
    - The only public company specializing in oilfield BMS
  - ACL (Alberta)
  - Platinum (Texas)
  - Surefire (New Mex.)

*EPA 2012

Additional Products

We offer a number of combustion management technologies for a variety of environments.

- Our primary products include:
  - PF 2100
    - An advanced, versatile BMS for a variety of applications
  - PF1300 FIS
    - A simple ignition system (e.g. for use with flare stacks)
  - Airplate
    - An adjustable airplate that meters airflow into the firetube


PF2100
Burner Management System
BMS
Profire 1100
Burner Management System
BMS
PF1300
Flare Ignition System
FIS
PF2100F
Flare Ignition System
FIS
PF2100i
Incinerator Management System
IMS
4-20mA
Expansion Card
ADD ON
Modbus
Expansion Card
ADD ON
Airplate
Instrument Air
AIR

Service

Our service team is dedicated to customer success, and are expert combustion technicians.

- Our service department gives us real-time, valuable feedback about the industry's needs
- Services are provided by all Profire offices, and include:
  - BMS installations & maintenance
  - Combustion optimization (e.g. gas flow, flame quality, air flow, etc.)
  - Flame-arrestor testing



Our Customers

We serve many companies throughout North America and the world.

- Service companies, distributors, OEMs, and producers:
- Our distributor network supplies product throughout North America and Brazil.
- In 2012 we added Cameron to our distribution network—a Fortune 500 company (NYSE: CAM)

ExxonMobil

encana

devon

Shell

Husky Energy

ConocoPhillips

CAMERON

Chesapeake

Our Team

Our corporate direction begins with our experienced executive team—with a strong oil/gas background.



Brenton W. Hatch, CEO

Previously General Manager of Titan Technologies (a Canadian oilfield service & distribution company) and CEO of Keaton International. He is particularly experienced in operations and marketing management, and earned a Bachelor's degree in Education from the University of Alberta.



Harold Albert, COO

Previously managed the burner division at Titan Technologies, and Natco Canada doing oil/gas facility commissioning. In addition to overseeing company operations, he also manages company R&D and oversees al Canadian operations.



Andrew Limpert, CFO

Previously was a financial & strategic advisor for investment banks, and served as officer, director, and interim CEO of Ohr Pharmaceutical. Mr. Limpert earned a Bachelor's degree in Finance from the University of Utah, and an MBA in Finance from Westminster College in 1998.

Profire has approximately 50 employees in three offices: Alberta, Utah, and Texas.

Financials: Q1 FY 2014 (ended June 30, 2013)

Our recent financial results speak to our ongoing commitment to create stakeholder value.

Income Snapshot (Q1 FY2014) (millions)	
Revenues:	$7,181,580
Cost of Revenues:	$2,992,677
Gross Profit:	$4,188,903
Gross Margin (%):	58%
Adj. EBITDA*	$2,418,774
Adj. EBITDA Margin (%)*	33%
Operating Income:	$2,357,446
Operating Margin (%):	32%
Net Income (After-tax):	$1,613,984
Net Margin (%):	22%

Bal. Sheet Snapshot (Q1 FY2014) (millions)	
Cash:	$1,791,153
Net Tangible Assets:	$12,030,024
Working Capital:	$9,896,266
Current Ratio:	5.15x
Long-Term Debt:	$0
LT Debt To Equity Ratio:	0
Shareholder Equity	$12,030,024

Reconciliation of non-GAAP measures to the most directly comparable GAAP measures appears on page 27 of this presentation.

Financials: Historical

Profire's financial history demonstrates our commitment to growth. Profire Energy is a profitable and debt-free company.

Income Statement 2009-2012 *(millions)*	FY 2010 (Ended March 2010)	FY 2011 (Ended March 2011)	FY 2012 (Ended March 2012)	FY 2013 (Ended March 2013)	FY 2014 Forecast (Ends March 2014)
Revenues ($)	$5.91	$8.03	$15.93	$16.89	$22.5
Net Income ($)	$1.28	$1.63	$3.19	$1.43	$4.2
Net Margin (%)	21.6%	20.2%	20%	8.5%	18.6%


Current Assets vs Current Liabilities
$11M
$8.8M
$6.6M
$4.4M
$2.2M
$0
13
11
9
7
5
3
Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13
Cash & Equivalents ($)
Non-Cash Current Assets ($)
Current Liabilities ($)
Current Ratio
wikinvest


Income Statement Snapshot
$8M
$5.33M
$2.67M
$0
$-2.67M
$-5.33M
54%
36%
18%
0%
-18%
-36%
Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13
Revenue ($)
Net Income ($)
Net Margin (%)
wikinvest

IR Statistics

Our growing shareholder base has historically realized gains year-over-year, with the prospect of benefitting from our profitable growth in a large industry.

- Stock Metrics
  - Price: $1.87*
  - Market Cap: $84.6M*
  - EPS (ttm): $0.06
  - Avg. Volume: ≈ 10,000/daily
- Shareholder Metrics
  - Shares Issued & Outstanding: ≈ 45,250,000
  - Float: ≈ 7,000,0000
  - % Insider-owned: 85%
  - Total shareholders: ≈ 600 (NOBO, OBO & Of-Record)

Forecasts Overview

Forecast Item	Estimate	
Revenues for Fiscal Year 2014 (April 1, 2013 – March 31, 2014)	$22,500,000	↑ 34%
Net Income for Fiscal Year 2014 (April 1, 2013 – March 31, 2014)	$4,200,000	↑ 200%

Revenues Forecast



TOTAL ANNUAL REVENUES (FY)
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2008
2009
2010
2011
2012
2013
2014
$4,352,536
$6,257,269
$5,912,350
$8,033,926
$15,925,213
$16,887,267
$22,500,000

Net Income Forecast


TOTAL ANNUAL NET INCOME (FY)
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$314,087
$875,145
$1,279,274
$1,626,463
$3,187,771
$1,432,655
$4,200,000
2008
2009
2010
2011
2012
2013
2014

Quarterly Revenues (Historical)



Quarterly Revenues
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
$2,683,724
$4,522,521
$5,068,983
$3,649,985
$3,677,273
$4,379,593
$3,541,061
$5,289,340
$7,181,580
$2,683,724
$4,488,079
$4,835,808
$3,047,932
$2,872,497
$3,224,623
$2,135,885
$2,744,471
$2,798,362
$-
$34,442
$233,175
$602,053
$804,776
$1,154,970
$1,405,176
$2,544,869
$4,383,218
Total Sales
US Sales
Canada Sales

Our Future

By pursuing new growth opportunities, establishing new relationships, and developing new technologies, we believe the future is promising for Profire stakeholders.

- Consider additional domestic offices (e.g. Pennsylvania, Oklahoma, etc.), distributions agreements, sales channels, and services
- Pursue expansion of our international distribution to new countries
  - (e.g. Russia, India, China, Australia, Brazil, Mexico, New Zealand)
- Develop new technologies to enhance/complement our current product line, such as:
  - Improved valve train technologies
  - Improved power supply in oilfields
  - Enhancements to flagship products
  - Continue expanding intellectual property
- Pursue potential acquisition candidates to reduce costs and enter new markets
  - Could also acquire a manufacturing company (vertically integrate)
- Pursue an uplisting to NASDAQ or NYSE (MKT); cross-list to TMX

Key Takeaways

Profire Energy is a growing, profitable, and debt-free oilfield-tech company. Our products improve the industry's efficiency, safety, and compliance.

- Profire is largely undiscovered
- High-tech margins in a strong, proven industry
  - Gross/Net margins typically 60/20%
  - 1.3M wells… ≈$4 billion market
- Proven ability to sell systems on economic merits
- Profire affords opportunity to participate in oil/gas market, without drilling risk
- Entering a phase of leverage and execution

TOTAL ANNUAL REVENUES (FY)



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2008
2009
2010
2011
2012
2013
2014
$4,352,536
$6,257,269
$5,912,350
$8,033,926
$15,925,213
$16,887,267
$22,500,000

Resources

Our investor relations department is happy to answer questions about our industry, company, or financials.

- Investor Relations department
  - Nathan McBride
  - P: (801) 701-2502
  - E: nmcbride@profireenergy.com

- Website (www.ProfireEnergy.com)
  - Investor presentation
  - Investor packet
  - Up-to-date financials & charts
  - Subscribe for updates on our PR page
  - Learn about our industry & products


PROFIRE 2100

Igniting New Possibilities

Appendix

- This presentation refers to the non-GAAP measures of Adjusted EBITDA and Adjusted EBITDA margin. The reconciliation of such Non-GAAP measures to GAAP is provided below:
  - Adjusted EBITDA = Net Income + Income Tax Expense + Interest Income – Interest Expense + Depreciation
  - $2,418,774= $1,613,984 + $734,411 + $801 - $10,467 + ($61,328 + $18,717)
  - Note that depreciation includes the line-item of depreciation, as well as the depreciation that is embedded in Cost of Goods Sold-Products
  - Adjusted EBITDA Margin= Adjusted EBITDA/Total Revenues (given as a %)